                                                                    EXHIBIT 10.7


                                  iPCS, INC.

                             AMENDED AND RESTATED

                         2000 LONG TERM INCENTIVE PLAN
                         -----------------------------



                             Mayer, Brown & Platt
                               Chicago, Illinois
                                  iPCS, INC.
                                  ----------

                                  Certificate

     I, Timothy M. Yager, President, Chief Executive Officer and Secretary of iPCS, Inc. having in my custody and possession the corporate records of said corporation, do hereby certify that attached hereto is a true and correct copy of iPCS, Inc. Amended and Restated 2000 Long Term Incentive Plan as amended and restated effective as of July 11, 2000.

     WITNESS my hand this 11th day of July, 2000.



                                        /s/ Timothy M. Yager
                                        ----------------------------
                                        As Aforesaid
                                  iPCS, INC.
                             AMENDED AND RESTATED
                         2000 LONG TERM INCENTIVE PLAN
                         -----------------------------


     1.  History, Purpose and Effective Date.  iPCS, Inc. 2000 Long Term
         -----------------------------------
Incentive Plan (the "Plan") was adopted by the Board of Directors of iPCS, Inc. ("iPCS") on May 5, 2000 and was established to increase stockholder value and to advance the interests of iPCS and its subsidiaries (collectively, the "Company") by awarding equity and performance based incentives designed to attract, retain and motivate employees, directors who are not employees of the Company and consultants who perform services for the Company. As used in the Plan, the term "subsidiary" means any business, whether or not incorporated, in which iPCS has an ownership interest. The following constitutes an amendment, restatement and continuation of the Plan in the form of "iPCS, Inc. Amended and Restated 2000 Long Term Incentive Plan", which amendment and restatement shall become effective as of the date (the "Effective Date") it is adopted by the Board of Directors of iPCS (the "Board"). The Plan shall be unlimited in duration and, in the event of Plan termination, shall remain in effect as long as any Awards (as defined in Section 3) under it are outstanding; provided, however, that no Incentive Stock Options (as defined in subsection 5.1) may be granted under the Plan on a date that is more than ten years from the date the Plan is adopted.

     2.  Administration.
         --------------

     2.1. Administration by Board or Committee.  The Plan shall be administered
          ------------------------------------
by the Compensation Committee of the Board (the "Committee"), which Committee shall consist of two or more persons who constitute "non-employee directors" within the meaning of Rule 16b-3 promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act") and "outside directors" within the
meaning of Treas. Reg. (S) 1.162-27(e)(3).   Notwithstanding the foregoing, the
Plan shall be administered by the Board with respect to Awards to directors who are not employees of the Company and, with respect to such Awards, the term "Committee" as used herein shall be deemed to refer to the Board.

     2.2. Authority.  Subject to the provisions of the Plan, the Committee shall
          ---------
have the authority to (a) manage and control the operation of the Plan, (b) conclusively interpret and construe the provisions of the Plan, and prescribe, amend and rescind rules, regulations and procedures relating to the Plan, (c) make Awards under the Plan, in such forms and amounts and subject to such restrictions, limitations and conditions as it deems appropriate, including, without limitation, Awards which are made in combination with or in tandem with other Awards (whether or not contemporaneously granted) or compensation or in lieu of current or deferred compensation, (d) modify the terms of, cancel and reissue, or repurchase outstanding Awards (including, but not limited to, repurchasing or settling any Option (as defined in subsection 5.1) in cash upon a Change in Control (as defined in subsection 11.2)), (e) prescribe the form of agreement, certificate or other instrument evidencing any Award under the Plan,
(f) correct any defect or omission and reconcile any inconsistency in the Plan or in any Award hereunder, (g) extend the exercise or vesting date of any Award under the Plan, (h) accelerate the vesting or exercise date of any Award under the Plan, and (i) make all other determinations and take all other actions as it deems necessary or desirable for the implementation and administration of the Plan; provided, however, that only after approval of the Board may the Committee cancel or modify any Option granted for the purpose of reissuing an additional option to the option holder at a lower exercise price. The determination of the Committee on matters within its authority shall be conclusive and binding on the Company and all other persons. The Committee's determinations under the Plan need not be uniform and may be made selectively among persons who receive, or are eligible to receive, Awards, whether or not such persons are similarly situated.

     2.3. Delegation to Officers.  Notwithstanding the foregoing provisions of
          ----------------------
this Section 2, the Committee, subject to the terms and conditions of the Plan, may delegate to any officer of iPCS, if such individual is then serving as a member of the Board, the authority to act as a subcommittee of the Committee for purposes of making Awards under the Plan with respect to such number of shares as the Committee shall designate annually, to such employees of the Company who are not subject to section 16(a) of the Exchange Act as such officer shall determine in his or her sole discretion, and such officer shall have the authority and duties of the Committee with respect to such grants.

     3.   Participation.  Subject to the terms and conditions of the Plan, the
          -------------
Committee shall determine and designate, from time to time, from among the employees, directors and consultants who provide services to the Company those persons who will be granted one or more Awards under the Plan, and thereby become "Participants" in the Plan. In the discretion of the Committee, and subject to the terms of the Plan, a Participant may be granted any Award permitted under the provisions of the Plan, and more than one Award may be granted to a Participant; provided, however, that Incentive Stock Options under the Plan may only be awarded to employees of iPCS and its subsidiary corporations (as defined in section 424(f) of the Internal Revenue Code of 1986, as amended (the "Code")). Except as otherwise agreed by the Committee and the Participant, or except as otherwise provided in the Plan, an Award under the Plan shall not affect any previous Award under the Plan or an award under any other plan maintained by the Company. For purposes of the Plan, the term "Award" shall mean any award or benefit granted to any Participant under the Plan.

     4.   Shares Subject to the Plan.
          --------------------------

     4.1. Number of Shares Reserved.  The shares of common stock of iPCS
          -------------------------
("Stock") with respect to which Awards may be made under the Plan shall be shares currently authorized but unissued or currently held or subsequently acquired by iPCS as treasury shares, including shares purchased in the open market or in private transactions. The aggregate maximum number of shares of Stock which may be issued with respect to Awards under the Plan shall be 6,500,000 (subject to adjustments described in subsection 4.4) as increased on December 31 of each year from and including December 31, 2000 by a number of shares equal to one percent (1%) of the number of shares of Stock outstanding on such date; provided, however, that any such increase shall be made only to the extent that iPCS has sufficient authorized and unreserved Stock for such purpose; and further provided that the maximum aggregate number of shares to be issued under the Plan shall not exceed 8,000,000 (subject to adjustments described in subsection 4.4). Subject to the maximum aggregate number of shares that may be issued under the Plan, the increase provided by the preceding sentence shall be made each December 31, regardless of the number of shares remaining available for issuance under the Plan on such date.

     4.2. Individual Limits on Awards.  Notwithstanding any other provision of
          ---------------------------
the Plan to the contrary, the maximum aggregate number of shares of Stock that may be granted or awarded to any Participant under the Plan for any calendar year shall be 650,000 (as adjusted in accordance with subsection 4.4) and there shall be no limit on cash payouts with respect to grants or awards under the Plan in any calendar year to any Covered Employee (within the meaning of section 162(m) of the Code). The determination made under the foregoing provisions of this subsection 4.2 shall be based on the shares subject to the Awards at the time of grant, regardless of when the Awards become exercisable.

     4.3. Reusage of Shares.
          -----------------

     (a) In the event of the termination (by reason of forfeiture, expiration, cancellation, surrender or otherwise) of any Award under the Plan, that number of shares of Stock that was subject to the Award but not delivered shall again be available for Awards under the Plan.

     (b) In the event that shares of Stock are delivered under the Plan as a Stock Award (as defined in Section 7) and are thereafter forfeited or reacquired by iPCS pursuant to rights reserved upon the award thereof, such forfeited or reacquired shares shall again be available for Awards under the Plan.

     (c) Notwithstanding the provisions of paragraphs (a) or (b), the following shares shall not be available for reissuance under the Plan: (i) shares with respect to which the Participant has received the benefits of ownership (other than voting rights), either in the form of dividends or otherwise; (ii) shares which are withheld from any Award or payment under the Plan to satisfy tax withholding obligations (as described in subsection 10.5); and (iii) shares which are surrendered to fulfill tax obligations (as described in subsection 10.5).

     4.4. Adjustments to Shares Reserved.  In the event of any merger,
          ------------------------------
consolidation, reorganization, recapitalization, spinoff, stock dividend, stock split, reverse stock split, exchange or other distribution with respect to shares of Stock or other change in the corporate structure or capitalization affecting the Stock, the type and number of shares of Stock which are or may be subject to Awards under the Plan (including the individual limits described in subsection 4.2) and the terms of any outstanding Awards (including the price at which shares of Stock may be issued pursuant to an outstanding award) shall be equitably adjusted by the Committee, in its

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sole discretion, to preserve the value of benefits awarded or to be awarded to
Participants under the Plan.

     5.  Options.
         -------

     5.1.   Definitions.  The grant of an "Option" under this Section 5 entitles
            -----------
the Participant to purchase shares of Stock at the Option Price (as defined in subsection 5.3), subject to the terms of this Section 5. Options granted under this Section 5 may be either Incentive Stock Options or Non-Qualified Stock Options, as determined in the discretion of the Committee. An "Incentive Stock Option" is an Option that is intended to satisfy the requirements applicable to an "incentive stock option" described in section 422(b) of the Code. A "Non-Qualified Stock Option" is an Option that is not intended to be an "incentive stock option" as that term is described in section 422(b) of the Code.

     5.2.   Restrictions Relating to Incentive Stock Options.  To the extent
            ------------------------------------------------
that the aggregate fair market value of Stock with respect to which Incentive Stock Options are exercisable for the first time by any individual during any calendar year (under all plans of iPCS and its subsidiaries (as defined in section 424(f) of the Code)) exceeds $100,000, such options shall be treated as Non-Qualified Stock Options, to the extent required by section 422 of the Code.

     5.3.   Option Price.  The price at which shares of Stock may be
            ------------
purchased upon the exercise of an Option (the "Option Price") shall be established by the Committee or shall be determined by a method established by the Committee at the time the Option is granted; provided, however, that in no event shall such price be less than the greater of: (i) 100% of the Fair Market Value (as defined in subsection 10.11) of a share of Stock as of the date on which the Option is granted; or (ii) the par value of a share of Stock on such date.

     5.4.   Vesting.  Unless otherwise designated by the Committee, an Option
            -------
shall become exercisable with respect to 6.25% of the shares of Stock subject thereto at the conclusion of each 90 day period following the grant of such Option. Notwithstanding the foregoing, as provided in Section 11, unless otherwise designated by the Committee all unvested, unexpired Options shall fully vest immediately upon a Change in Control.

     5.5.   Termination of Service.  Unless otherwise designated by the
            ----------------------
Committee, in the event of termination of the Participant's employment or other service with the Company unexercised, unexpired Options shall be affected as follows:

     (a) If a Participant's employment or other service terminates for any reason other than for cause, retirement, death, or disability (as each such term is defined in a written agreement between such Participant and iPCS, or if no such agreement exists, then as such terms are defined by the Committee from time to time), then all unexercised, unexpired Options, to the extent exercisable immediately before such termination, may be exercised in whole or in part, not later than the 90th day after such termination (but no later than the stated Expiration Date).

     (b) If a Participant's employment or other service terminates due to retirement (any termination of employment after age 65 other than for cause) from the Company, then all unexercised, unexpired Options, whether or not exercisable on the date of such termination, would be exercisable in whole or in part within one year after such termination date (but no later than the stated Expiration Date).

     (c) If a Participant's employment or other service terminates due to death or disability, then all unexercised, unexpired Options, whether or not exercisable on the date of such termination, may be exercised, in whole or in part, within six months after such termination (but no later than the stated Expiration Date). If such termination is due to death, the Option would be exercisable during the applicable period by the Participant's (i) personal representative or by the person to whom the Option is transferred by will or the applicable laws of descent and distribution, or (ii) a beneficiary designated in accordance with the Committee's rules.

     (d) If a Participant's employment or other service is terminated by the Company for cause (as determined by the Committee), all Options (whether or not then exercisable) which the Participant holds will automatically terminate effective immediately upon such termination.

     (e) Notwithstanding the foregoing, the Committee, in its sole discretion, may extend any of the time limits set forth in this
            Section 5.5 so as to permit any unexercised portion thereof to be exercised at any time within the time period established by the Committee. In no event shall the term of any Option be extended beyond the 10th anniversary of date an Option is granted.

     5.6.   Exercise.  Except as otherwise expressly provided in the Plan, an
            --------
Option may be exercised, in whole or in part, in accordance with terms and conditions established by the Committee at the time of grant (or, if allowed by the Plan, terms and conditions established by the Committee at any time prior to date on which the Option is exercised); provided, however, that no Option shall be exercisable after the Expiration Date (as defined in Section 9) applicable to that Option. The full Option Price of each share of Stock purchased upon the exercise of any Option shall be paid at the time of such exercise (except that, in the case of a cashless exercise arrangement approved by the Committee, payment may be made as soon as practicable after the exercise) and, as soon as practicable thereafter, a certificate representing the shares so purchased shall be delivered to the person entitled thereto. The Option Price shall be payable in cash, in shares of Stock (valued at Fair Market Value as of the day of exercise), in any combination of cash and Stock, pursuant to a cashless exercise arrangement approved in advance by the Committee or pursuant to any other method of payment approved in advance by the Committee. The exercise of an Option will result in the surrender of the corresponding rights under a tandem Stock Appreciation Right, if any.

     6.   Stock Appreciation Rights.
          -------------------------

     6.1. Definition.  Subject to the terms of this Section 6, a "Stock
          ----------
Appreciation Right" granted under the Plan entitles the Participant to receive, in cash or Stock, value equal to all or a portion of the excess of: (a) the Fair Market Value of a specified number of shares of Stock at the time of exercise; over (b) a specified price which shall not be less than 100% of the Fair Market Value of the Stock at the time the Stock Appreciation Right is granted, or, if granted in tandem with an Option, the exercise price with respect to shares under the tandem Option.

     6.2. Exercise.  If a Stock Appreciation Right is not in tandem with an
          --------
Option, then the Stock Appreciation Right shall be exercisable in accordance with the terms established by the Committee in connection with such rights after the Expiration Date applicable to that Stock Appreciation Right. If a Stock Appreciation Right is in tandem with an Option, then the Stock Appreciation Right shall be exercisable at the time the tandem Option is exercisable. The exercise of a Stock Appreciation Right will result in the surrender of the corresponding rights under the tandem Option.

     6.3. Settlement of Award.  Upon the exercise of a Stock Appreciation
          -------------------
Right, the value to be distributed to the Participant, in accordance with subsection 6.1, shall be distributed in shares of Stock (valued at their Fair Market Value at the time of exercise), in cash, or in a combination thereof, in the discretion of the Committee.

     6.4. Post-Exercise Limitations.   The Committee, in its discretion, may
          -------------------------
impose such restrictions on shares of Stock acquired pursuant to the exercise of a Stock Appreciation Right as it determines to be desirable, including, without limitation, restrictions relating to disposition of the shares and forfeiture restrictions based on service, performance, ownership of Stock by the Participant, and such other factors as the Committee determines to be appropriate.

     7.   Stock Awards.
          ------------

     7.1. Definition.  Subject to the terms of this Section 7, a "Stock Award"
          ----------
under the Plan is a grant of shares of Stock to a Participant, the earning, vesting or distribution of which is subject to one or more conditions established by the Committee. Such conditions may relate to events (such as performance or continued service) occurring before or after the date the Stock Award is granted, or the date the Stock is earned by, vested in or delivered to the Participant. If the vesting of Stock Awards is subject to conditions occurring after the date of grant, the period beginning on the date of grant of a Stock Award and ending on the vesting or forfeiture of such Stock (as applicable) is referred to as the "Restricted Period". Stock Awards may provide for delivery of the shares of Stock at the time of grant, or may provide for a deferred delivery date.

     7.2. Terms and Conditions of Awards.  Beginning on the date of grant (or,
          ------------------------------
 if later, the date of distribution) of shares of Stock comprising a Stock Award, and including any applicable Restricted Period, the Participant, as owner of such shares, shall have the right to vote such shares; provided, however, that payment of dividends with respect to Stock Awards shall be subject to the following:

     (a) On and after the date that a Participant has a fully earned and vested right to the shares comprising a Stock Award, and the shares have been distributed to the Participant, the Participant shall have all dividend rights (and other rights) of a stockholder with respect to such shares.

     (b) Prior to the date that a Participant has a fully earned and vested right to the shares comprising a Stock Award, the Committee, in its sole discretion, may award Dividend Rights (as defined below) with respect to such shares.

     (c) On and after the date that a Participant has a fully earned and vested right to the shares comprising a Stock Award, but before the shares have been distributed to the Participant, the Participant shall be entitled to Dividend Rights with respect to such shares, at the time and in the form determined by the Committee.

A "Dividend Right" with respect to shares comprising a Stock Award shall entitle the Participant, as of each dividend payment date, to an amount equal to the dividends payable with respect to a share of Stock multiplied by the number of such shares. Dividend Rights shall be settled in cash or in shares of Stock, as determined by the Committee, shall be payable at the time and in the form determined by the Committee, and shall be subject to such other terms and conditions as the Committee may determine.

     8.   Performance Units.
          -----------------

     8.1. Definition.  Subject to the terms of this Section 8, the Award of
          ----------
"Performance Units" under the Plan entitles the Participant to receive value for the units at the end of a Performance Period to the extent provided under the Award. The number of units earned, and the value received for them, will be contingent on the degree to which the performance measures established at the time of grant of the Award are met. For purposes of the Plan, the "Performance Period" with respect to the award of any Performance Units shall be the period over which the applicable performance is to be measured.

     8.2. Terms and Conditions of Awards.  For each Participant, the Committee
          ------------------------------
will determine the value of Performance Units, which may be stated either in cash or in units representing shares of Stock; the performance measures used for determining whether the Performance Units are earned; the Performance Period during which the performance measures will apply; the relationship between the level of achievement of the performance measures and the degree to which Performance Units are earned; whether, during or after the Performance Period, any revision to the performance measures or Performance Period should be made to reflect significant events or changes that occur during the Performance Period; and the number of earned Performance Units that will be paid in cash and the number of earned Performance Units to be paid in shares of Stock.

     8.3. Settlement.  Settlement of Performance Units shall be subject to
          ----------
          the following:

     (a) The Committee will compare the actual performance to the performance measures established for the Performance Period and determine the number of units as to which settlement is to be made, and the value of such units.

     (b) Settlement of units earned shall be wholly in cash, wholly in Stock or in a combination of the two, to be distributed in a lump sum or installments, as determined by the Committee.

     (c) For Performance Units stated in units representing shares of Stock when granted, one share of Stock will be distributed for each unit earned, or cash will be distributed for each unit earned equal to either (A) the Fair Market Value of a share of Stock as of the last day of the Performance Period or (B) the average Stock value over a period determined by the Committee.

     (d) For Performance Units stated in cash when granted, the value of each unit earned will be distributed in its initial cash value, or shares of Stock will be distributed based on the cash value of the units earned divided by (A) the Fair Market Value of a share of Stock at the end of the Performance Period or (B) the average Stock value over a period determined by the Committee.

     (e) Shares of Stock distributed in settlement of the units shall be subject to such vesting requirements and other conditions, if any, as the Committee shall determine.

     8.4. Termination During Performance Period.  If a Participant's termination
          -------------------------------------
of employment or other service with the Company occurs during a Performance Period with respect to any Performance Units granted to him, the Committee may determine that the Participant will be entitled to settlement of all or any portion of the Performance Units as to which he would otherwise be eligible, and may accelerate the determination of the value and settlement of such Performance Units or make such other adjustments as the Committee, in its sole discretion, deems desirable.

     9.   Expiration of Awards.  The "Expiration Date" with respect to an Award
          --------------------
under the Plan means the date established as the Expiration Date by the Committee at the time of the grant; provided, however, that the Expiration Date with respect to any Award shall not be later than the ten-year anniversary of the date on which the Award is granted. If a Stock Appreciation Right is in tandem with an Option, then the "Expiration Date" for the Stock Appreciation Right shall be the Expiration Date for the related Option.

     10.    Miscellaneous.
            -------------

     10.1.  Compliance with Applicable Laws; Limits on Distribution.
            -------------------------------------------------------
Distribution of shares of Stock or other amounts under the Plan shall be subject to the following:

     (a) Notwithstanding any other provision of the Plan, iPCS shall have no liability to deliver any shares of Stock under the Plan or make any other distribution of benefits under the Plan unless such delivery or distribution would comply with all applicable laws and the applicable regulations or requirements of any securities exchange or similar entity.

     (b) In the case of a Participant who is subject to Section 16(a) and 16(b) of the Exchange Act, the Committee may, at any time, add such conditions and limitations to any Award to such Participant, or any feature of any such Award, as the Committee, in its sole discretion, deems necessary to comply with Section 16(a) or 16(b) of the Exchange Act and the rules and regulations thereunder or to obtain any exemption therefrom.

     (c) To the extent that the Plan provides for issuance of certificates to reflect the transfer of shares of Stock, the transfer of such shares may be effected on a non-certificated basis, to the extent not prohibited by applicable law or the rules of any securities exchange or similar entity.

     (d) Prior to the delivery of any shares of Stock under the Plan, if the Committee deems it necessary to comply with applicable securities laws, iPCS may require a written statement that the recipient is acquiring the shares for investment and not for the purpose or with the intention of distributing the shares and will not dispose of them in violation of the registration requirements of the Securities Act of 1933.

     10.2.  Performance-Based Compensation.  To the extent that the Committee
            ------------------------------
determines that it is necessary or desirable to conform any Awards under the Plan with the requirements applicable to "Performance-Based Compensation", as that term is used in section 162(m)(4)(C) of the Code, it may, at or prior to the time an Award is granted, take such steps and impose such restrictions with respect to such Award as it determines to be necessary or desirable.

     10.3.  Transferability.  Each Award granted hereunder shall not be
            ---------------
assignable or transferable other than by will or the laws of descent and distribution and may be exercised, during the Participant's lifetime, only by the Participant or his or her guardian or legal representative, except that a Participant may in a manner and to the extent permitted by the Committee (a) designate in writing a beneficiary to exercise an Award after his or her death (provided, however, that no such designation shall be effective unless received by the office of iPCS designated for that purpose prior to the Participant's death) and (b) if the Award expressly permits, transfer an Option (other than an Incentive Stock Option) for no consideration to any (i) spouse, children or grandchildren of the Participant (such individuals to be referred to as

"Immediate Family"), (ii) trust solely for the benefit of the Participant or any or all members of the Participant's Immediate Family, (iii) partnership whose only partners are the Participant or members of the Participant's Immediate Family, or (iv) revocable inter vivos trust of which the Participant is both the settlor and a trustee; provided, however, that the transferee shall agree to be subject to all of the terms and conditions applicable to such Award prior to such transfer.

     10.4.  Notices.  Any notice or document required to be filed with the
            -------
Committee under the Plan will be properly filed if delivered or mailed by registered mail, postage prepaid, to the Committee, in care of iPCS, at its principal executive offices. The Committee may, by advance written notice to affected persons, revise such notice procedure from time to time. Any notice required under the Plan (other than a notice of election) may be waived by the person entitled to notice.

     10.5.  Withholding.  The Company shall be entitled to deduct from any
            -----------
payment under the Plan the amount of any tax required by law to be withheld with respect to such payment or may require any participant to pay such amount to the Company prior to and as a condition of making such payment. In addition, the Committee may, in its discretion and subject to such rules as it may adopt from time to time, permit a Participant to elect to have the Company withhold from any payment under the Plan (or to have the Company accept from the participant), for tax withholding purposes, shares of Stock, valued at their Fair Market Value, but in no event shall the Fair Market Value of the number of shares so withheld (or accepted) exceed the amount necessary to meet the minimum Federal, state and local marginal tax rates then in effect that are applicable to the Participant and to the particular transaction.

     10.6.  Form and Time of Elections.  Unless otherwise specified herein, each
            --------------------------
election required or permitted to be made by any Participant or other person entitled to benefits under the Plan, and any permitted modification or revocation thereof, shall be in writing filed with the Committee at such times, in such form, and subject to such restrictions and limitations, not inconsistent with the terms of the Plan, as the Committee shall require.

     10.7.  Agreement With iPCS.  At the time of an Award to a Participant under
            -------------------
the Plan, the Committee may require a Participant to enter into an agreement with iPCS (the "Agreement") in a form specified by the Committee, agreeing to the terms and conditions of the Plan and to such additional terms and conditions, not inconsistent with the Plan, as the Committee may, in its sole discretion, prescribe.

     10.8.  Limitation of Implied Rights.
            ----------------------------

     (a) Neither a Participant nor any other person shall, by reason of the Plan, acquire any right in or title to any assets, funds or property of the Company whatsoever, including, without limitation, any specific funds, assets, or other property which the Company, in its sole discretion, may set aside in anticipation of a liability under the Plan. A Participant shall have only a contractual right to benefits or amounts, if any, payable under the Plan, unsecured by any assets of the Company.

            Nothing contained in the Plan shall constitute a guarantee by the Company that the assets of the Company shall be sufficient to pay any amounts or benefits to any person.

     (b) The Plan does not constitute a contract of employment or continued service, and selection as a Participant will not give any person the right to be retained in the employ or service of the Company, nor any right or claim to any benefit or payment under the Plan, unless such right or claim has specifically accrued under the terms of the Plan. Except as otherwise provided in the Plan, no Award under the Plan shall confer upon the holder thereof any right as a stockholder of iPCS prior to the date on which he fulfills all service requirements and other conditions for receipt of such rights.

     10.9.  Evidence.  Evidence required of anyone under the Plan may be by
            --------
certificate, affidavit, document or other information that the person acting on it considers pertinent and reliable, and signed, made or presented by the proper party or parties.

     10.10. Gender and Number.  Where the context admits, words in one gender
            -----------------
shall include the other gender, words in the singular shall include the plural and the plural shall include the singular.

     10.11. Definition of Fair Market Value.  For purposes of the Plan, the
            -------------------------------
"Fair Market Value" of a share of common stock of iPCS as of any date shall be the closing market composite price for such Stock as reported on the Nasdaq National Market on that date or, if Stock is not traded on that date, on the immediately preceding date on which Stock was traded. In the event that the Stock is not listed for trading on a national exchange or quoted on an inter-dealer quotation system, the Fair Market Value shall be determined by the Committee.

     11.    Change in Control.
            -----------------

     11.1.  Acceleration. Except as otherwise provided in the Plan or the
            ------------
Agreement reflecting the applicable Award, the following shall occur immediately upon a Change in Control:

     (a) All outstanding Options (regardless of whether in tandem with Stock Appreciation Rights) and Stock Appreciation Rights (regardless of whether in tandem with Options) shall become fully exercisable.

     (b)     All Stock Awards shall become fully vested.

     (c) Performance Units may be paid out in such manner and amounts as determined by the Committee.

     11.2.  Definition of Change in Control.  For purposes of the Plan, the
            -------------------------------
term "Change in Control" means a change in the beneficial ownership of the voting stock of iPCS or a change in the composition of the Board as follows:

     (a) any "Person" (as such term is used in Section 13(d) and 14(d)(2) of the Exchange Act), other than iPCS, any entity owned, directly or indirectly, by the stockholders of iPCS in substantially the same proportions as their ownership of stock of iPCS, and any trustee or other fiduciary holding securities under an employee benefit plan of iPCS or its subsidiaries or such proportionately owned corporation) becomes through acquisitions of securities of iPCS after the Effective Date of the Plan, the "beneficial owner" (as defined in Rule 13d-3 promulgated under the Exchange Act), directly or indirectly, of securities of iPCS representing 50% or more of the combined voting power of the then outstanding securities of iPCS having the right to vote for the election of directors;

     (b) the stockholders of iPCS approve a merger or consolidation of iPCS with any other corporation, other than (A) a merger or consolidation which would result in the voting securities of iPCS outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) more than 50% of the combined voting power of the voting securities of iPCS or such surviving entity outstanding immediately after such merger or consolidation, or (B) a merger or consolidation effected to implement a recapitalization of iPCS (or similar transaction) in which no Person acquires more than 15% of the then outstanding securities of iPCS having the right to vote for the election of directors;

     (c) the stockholders of iPCS approve a plan of complete liquidation of iPCS or an agreement for the sale or disposition by iPCS of all or substantially all of the assets of iPCS (or any transaction having a similar effect); or

     (d) during any 24 month period, individuals who at the beginning of such period constitute the board of directors of iPCS, and any new director (other than a director designated by a Person who has entered into an agreement with iPCS to effect a transaction described in paragraph (a), (b) or (c) of this subsection 11.2) whose election by the board or nomination for election by the stockholders of iPCS was approved by a vote of at least two-thirds of the directors then still in office who either were directors at the beginning of the period or whose election or nomination for election was previously so approved, cease for any reason to constitute at least a majority thereof.

Notwithstanding the foregoing, an initial public offering of Stock shall not constitute a Change in Control for purposes of the Plan.

     12.  Amendment and Termination.
          -------------------------

     The Board may, at any time, amend or terminate the Plan or any Award, provided that, subject to subsection 4.4 (relating to certain adjustments to shares), no amendment or termination may materially adversely affect the rights of any Participant or beneficiary under any Award made under the Plan prior to the date such amendment is adopted by the Board. Notwithstanding the foregoing or any other provision of the Plan or any Award agreement, the Board or the Committee may amend the Plan or the terms of any Award to the extent it deems necessary to preserve pooling-of-interest accounting treatment for any transaction which is intended to be accounted for through such accounting method.